UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th interest in a share of Series K Noncumulative Perpetual Preferred Stock	BK PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 15, 2025, The Bank of New York Mellon Corporation (“BNY” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2024 compensation of BNY’s named executive officers (proposal 2) and ratified the appointment of KPMG LLP as BNY’s independent registered public accountants for the year ending December 31, 2025 (proposal 3). Each of these proposals is described in detail in BNY’s definitive proxy statement, dated March 5, 2025, filed with the Securities and Exchange Commission.

The results were as follows:

1. The election of 11 directors for a term expiring at the end of our 2026 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	585,361,719	5,320,249	1,246,655	53,623,834
Joseph J. Echevarria	583,512,245	7,490,808	925,570	53,623,834
M. Amy Gilliland	589,349,062	1,657,928	921,633	53,623,834
Jeffrey A. Goldstein	578,892,820	12,129,592	906,211	53,623,834
K. Guru Gowrappan	589,153,074	1,831,995	943,554	53,623,834
Ralph Izzo	587,273,101	3,668,816	986,706	53,623,834
Sandra E. “Sandie” O’Connor	589,462,941	1,575,551	890,131	53,623,834
Elizabeth E. Robinson	576,052,779	14,616,148	1,259,696	53,623,834
Rakefet Russak-Aminoach	588,929,458	2,047,013	952,152	53,623,834
Robin Vince	589,460,592	1,573,018	895,013	53,623,834
Alfred W. “Al” Zollar	588,998,341	1,978,265	952,017	53,623,834

2. Advisory vote to approve the 2024 compensation of BNY’s named executive officers:

For	Against	Abstained	Broker Non-Vote
557,011,153	33,100,363	1,817,107	53,623,834

3. Ratification of the appointment of KPMG LLP as BNY’s independent registered public accountants for the year ending December 31, 2025:

For	Against	Abstained	Broker Non-Vote
632,287,064	12,486,831	778,562	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 16, 2025	By:	/s/ Jean Weng
	Name:	Jean Weng
	Title:	Secretary